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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (DATE OF EARLIEST EVENT REPORTED) August 3, 2004



                              EVERGREEN SOLAR, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         000-31687                                        04-3242254
----------------------------                   ---------------------------------
(COMMISSION FILE NUMBER NO.)                   (IRS EMPLOYER IDENTIFICATION NO.)



                              259 CEDAR HILL STREET
                               MARLBORO, MA 01752
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


              Registrant's telephone number, including area code:

                                 (508) 357-2221
                       ----------------------------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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

ITEM 5.     OTHER EVENTS.

         On August 3, 2004, the Company reported its financial results for the second quarter of 2004 in a press release and an accompanying conference call conducted by the Company to discuss these results. As a result of a $406,000 reduction in the amount recorded for accretion in connection with the Company's Series A preferred stock, the Company incorrectly reported a net loss attributable to common stockholders for the three months ended June 30, 2004 of $9.6 million or $0.46 per share and on a pro forma basis, a net loss attributable to common stockholders of $7.1 million or $0.34 per share. The net loss attributable to common stockholders for the three month period ended June 30, 2004 should have been reported as $9.2 million or $0.44 per share and $6.7 million or $0.32 per share on a pro forma basis.

         The Company also incorrectly reported a net loss attributable to common stockholders for the six months ended June 30, 2004 of $14.3 million or $0.79 per share and on a pro forma basis, a net loss attributable to common stockholders of $11.7 million or $0.65 per share. The net loss attributable to common stockholders for the six month period ended June 30, 2004 should have been reported as $13.9 million or $0.76 per share and $11.3 million or $0.62 per share on a pro forma basis.

         Corrected versions of the Condensed Statement of Operations for the three and six month periods ended June 30, 2004 and 2003 and the Pro Forma Condensed Statement of Operations for the three and six month periods ended June 30, 2004 and 2003 follow.

                      Evergreen Solar, Inc. (Nasdaq: ESLR)
                       Condensed Statements of Operations
                      (in thousands, except per share data)
                                   (unaudited)

                                                                             Three Months Ended       Six Months Ended
                                                                                  June 30,                 June 30,
                                                                            --------------------    --------------------
                                                                              2003        2004        2003        2004
                                                                            --------    --------    --------    --------
Revenues:
Product revenues                                                            $  2,659    $  4,541    $  3,727    $  7,371
Research revenues                                                                508         229         889         491
                                                                            --------    --------    --------    --------

Total revenues                                                                 3,167       4,770       4,616       7,862
                                                                            --------    --------    --------    --------

Operating expenses:
Cost of product revenues                                                       4,242       9,161       6,907      13,714
Research and development expense                                               1,072         995       1,786       1,897
Selling, general and administrative expenses                                   1,202       1,662       2,521       3,335
                                                                            --------    --------    --------    --------

Total operating expenses                                                       6,516      11,818      11,214      18,946
                                                                            --------    --------    --------    --------

Operating loss                                                                (3,349)     (7,048)     (6,598)    (11,084)
Other income                                                                      50          46          74         119
                                                                            --------    --------    --------    --------
Net loss                                                                      (3,299)     (7,002)     (6,524)    (10,965)
Dividends and accretion on Series A convertible preferred stock              (12,055)     (2,239)    (12,055)     (2,904)
                                                                            --------    --------    --------    --------
Net loss attributable to common stockholders                                $(15,354)   $ (9,241)   $(18,579)   $(13,869)
                                                                            ========    ========    ========    ========

Net loss per share attributable to common stockholders(basic and diluted)   $  (1.35)   $  (0.44)   $  (1.63)   $  (0.76)

Weighted average shares used in computing basic
  and diluted net loss per share attributable to common stockholders          11,412      20,840      11,411      18,159

                              Evergreen Solar Inc.
                   Pro Forma Condensed Statement of Operations
                 (in thousands except per share data, Unaudited)

                                                                     Three Months Ended                   Six Months Ended
                                                                        June 30, 2004                       June 30, 2004
                                                              ---------------------------------   ---------------------------------
                                                                 As    Disposals and                 As    Disposals and
                                                              Reported Other charges  Pro Forma   Reported Other charges  Pro Forma
                                                              --------    --------     --------   --------    --------     --------
Revenues:
Product revenues                                              $  4,541    $   --       $  4,541   $  7,371    $   --       $  7,371
Research revenues                                                  229        --            229        491        --            491
                                                              --------    --------     --------   --------    --------     --------

Total revenues                                                   4,770        --          4,770      7,862        --          7,862
                                                              --------    --------     --------   --------    --------     --------

Operating expenses:
Cost of product revenues                                         9,161      (2,547)       6,614     13,714      (2,547)      11,167
Research and development expenses, including costs of
   research revenues                                               995        --            995      1,897        --          1,897
Selling, general and administrative expenses                     1,662        --          1,662      3,335        --          3,335
                                                              --------    --------     --------   --------    --------     --------
Total operating expenses                                        11,818      (2,547)       9,271     18,946      (2,547)      16,399
                                                              --------    --------     --------   --------    --------     --------

Operating loss                                                  (7,048)      2,547       (4,501)   (11,084)      2,547       (8,537)

Other income                                                        46        --             46        119        --            119
                                                              --------    --------     --------   --------    --------     --------

Net loss                                                        (7,002)      2,547       (4,455)   (10,965)      2,547       (8,418)
Dividends on Series A convertible preferred stock               (2,239)       --         (2,239)    (2,904)       --         (2,904)
                                                              --------    --------     --------   --------    --------     --------
Net loss attributable to common stockholders                  $ (9,241)   $  2,547     $ (6,694)  $(13,869)   $  2,547     $(11,322)
                                                              ========    ========     ========   ========    ========     ========

Net loss per share attributable to common stockholders
   (basic and diluted)                                        $  (0.44)   $   0.12     $  (0.32)  $  (0.76)   $   0.14     $  (0.62)

Weighted average shares used in computing basic and diluted
net loss per share attributable to common stockholders          20,840      20,840       20,840     18,159      18,159       18,159


Supplemental financial information:
Product gross margin                                          $ (4,620)      2,547     $ (2,073)  $ (6,343)      2,547     $ (3,796)
Product gross margin as a percentage of product revenue          -102%          56%        -46%       -86%          35%        -51%

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EVERGREEN SOLAR, INC.
                                          (Registrant)


Dated: August 13, 2003                By:  /s/ Richard M. Feldt
                                           -------------------------------------
                                      Name:  Richard M. Feldt
                                      Title: Chief Executive Officer, President